UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 6, 2005

Lifestream Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-29058	82-0487965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

510 Clearwater Loop, #101, Post Falls, ID 83854

(Address of Principal Executive Office) (Zip Code)

208-457-9409

(Registrant’s telephone number, including area code)

___________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

This Current Report on Form 8-K is being filed to furnish a copy of the Company’s press release dated January 6, 2005.

Item 9.01.

Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

None.

(b)

Pro Forma Financial Information.

None.

(c)

Exhibits.

99.1	Press Release dated January 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFESTREAM TECHNOLOGIES, INC.

Date: January 6, 2005	By:	/s/ EDWARD R. SIEMENS
Edward R. Siemens Chief Operating Officer

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